UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2008

OLD DOMINION ELECTRIC COOPERATIVE

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	000-50039	23-7048405
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4201 Dominion Boulevard, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 747-0592

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On September 2, 2008, Old Dominion Electric Cooperative (“ODEC” or “our”) entered into a Second Amended and Restated Wholesale Power Contract with eleven of our member distribution cooperatives which provides for the extension and modification of their respective existing wholesale power contracts. The eleven member distribution cooperatives are A&N Electric Cooperative, BARC Electric Cooperative, Choptank Electric Cooperative, Inc., Community Electric Cooperative, Delaware Electric Cooperative, Inc., Mecklenburg Electric Cooperative, Northern Neck Electric Cooperative, Prince George Electric Cooperative, Rappahannock Electric Cooperative, Shenandoah Valley Electric Cooperative, and Southside Electric Cooperative. The terms and conditions of the Second Amended and Restated Wholesale Power Contracts include the extension of their existing restated and amended wholesale power contracts until January 1, 2054; the ability for these member distribution cooperatives to receive up to the greater of five percent of their power requirements or five megawatts from owned generation or other suppliers; and the ability for these member distribution cooperatives to purchase additional power from other suppliers in limited circumstances following approval by our board of directors. The Second Amended and Restated Wholesale Power Contracts continue to provide for the recovery of all of ODEC’s costs under its formulary rate. See “Factors Affecting Results—Formulary Rate” in Part II, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for a description of the formulary rate.

The Second Amended and Restated Wholesale Power Contract with eleven of our member distribution cooperatives has been approved by our board of directors and the boards of directors of the applicable member distribution cooperative. We currently anticipate that the agreements will become effective on or about January 1, 2009, subject to the receipt of necessary regulatory approvals.

Item 1.02	Termination of Material Definitive Agreements

We will terminate our existing amended and restated wholesale power contracts with A&N Electric Cooperative, dated April 24, 1992; BARC Electric Cooperative, dated April 22, 1992; Choptank Electric Cooperative, Inc., dated April 20, 1992; Community Electric Cooperative, dated April 28, 1992; Delaware Electric Cooperative, Inc., dated April 22, 1992; Mecklenburg Electric Cooperative, dated April 15, 1992; Northern Neck Electric Cooperative, dated April 21, 1992; Prince George Electric Cooperative, dated May 6, 1992; Rappahannock Electric Cooperative, dated April 17, 1992; Shenandoah Valley Electric Cooperative, dated April 23, 1992; and Southside Electric Cooperative, dated April 22, 1992, in connection with the consummation of the transactions contemplated by Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION ELECTRIC COOPERATIVE
Registrant

Date: September 5, 2008	/s/ Robert L. Kees
Robert L. Kees
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

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